Exhibit 99.2

LCNB Corp. and Subsidiaries
Financial Highlights
(Dollars in thousands, except per share amounts)
(Unaudited)

	Three Months Ended					Nine Months Ended
	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020	9/30/2021	9/30/2020
Condensed Income Statement
Interest income	$15,024	$15,429	$15,535	15,945	15,322	45,988	47,835
Interest expense	951	1,060	1,163	1,432	1,793	3,174	6,130
Net interest income	14,073	14,369	14,372	14,513	13,529	42,814	41,705
Provision (credit) for loan losses	306	(15)	(52)	(151)	976	239	2,165
Net interest income after provision (credit)	13,767	14,384	14,424	14,664	12,553	42,575	39,540
Non-interest income	4,106	4,314	3,465	4,305	4,278	11,885	11,436
Non-interest expense	12,029	12,208	11,492	11,944	11,653	35,729	33,841
Income before income taxes	5,844	6,490	6,397	7,025	5,178	18,731	17,135
Provision for income taxes	1,027	1,200	1,157	1,283	928	3,384	2,802
Net income	$4,817	$5,290	$5,240	5,742	4,250	15,347	14,333
Amort/Accret income on acquired loans	$132	$216	$249	186	181	597	1,142
Amort/Accret expenses on acquired interest-bearing liabilities	$—	$—	$—	1	—	—	5
Tax-equivalent net interest income	$14,129	$14,427	$14,432	14,577	13,594	42,988	41,914

Per Share Data
Dividends per share	$0.19	$0.19	$0.19	0.19	0.18	0.57	0.54
Basic earnings per common share	$0.39	$0.41	$0.41	0.44	0.33	1.21	1.11
Diluted earnings per common share	$0.39	$0.41	$0.41	0.44	0.33	1.21	1.11
Book value per share	$19.17	$18.99	$18.66	18.73	18.46	19.17	18.46
Tangible book value per share	$14.28	$14.15	$13.87	13.93	13.66	14.28	13.66
Weighted average common shares outstanding:
Basic	12,455,276	12,743,726	12,794,824	12,852,614	12,937,865	12,663,368	12,934,987
Diluted	12,455,276	12,743,726	12,794,852	12,852,657	12,937,901	12,663,378	12,935,388
Shares outstanding at period end	12,434,084	12,634,845	12,820,108	12,858,325	12,926,686	12,434,084	12,926,686

Selected Financial Ratios
Return on average assets	1.02%	1.15%	1.20%	1.31%	0.97%	1.12%	1.13%
Return on average equity	7.93%	8.78%	8.80%	9.52%	7.08%	8.50%	8.14%
Return on average tangible common equity	10.62%	11.76%	11.81%	12.83%	9.56%	11.39%	11.07%
Dividend payout ratio	48.72%	46.34%	46.34%	43.18%	54.55%	47.11%	48.65%
Net interest margin (tax equivalent)	3.32%	3.51%	3.68%	3.71%	3.47%	3.49%	3.69%
Efficiency ratio (tax equivalent)	65.96%	65.14%	64.21%	63.26%	65.20%	65.11%	63.43%

Selected Balance Sheet Items
Cash and cash equivalents	$23,852	$22,909	$41,144	31,730	24,485
Debt and equity securities	352,066	349,199	276,774	248,624	199,044

Loans:
Commercial and industrial	$91,246	$97,240	$107,630	100,254	124,628
Commercial, secured by real estate	862,202	836,085	855,894	843,230	843,943
Residential real estate	343,318	341,447	328,265	309,692	327,689
Consumer	35,349	35,257	35,799	36,917	36,504
Agricultural	8,852	8,765	8,698	10,100	8,920
Other, including deposit overdrafts	247	369	346	363	403
Deferred net origination fees	(1,055)	(1,398)	(1,531)	(1,135)	(1,927)
Loans, gross	1,340,159	1,317,765	1,335,101	1,299,421	1,340,160
Less allowance for loan losses	5,828	5,652	5,679	5,728	5,974
Loans, net	$1,334,331	$1,312,113	$1,329,422	1,293,693	1,334,186

	Three Months Ended					Nine Months Ended
	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020	9/30/2021	9/30/2020
Selected Balance Sheet Items, continued
Total earning assets	$1,695,281	$1,671,462	$1,634,818	1,562,392	1,547,538
Total assets	1,884,252	1,856,670	1,818,321	1,745,884	1,725,615
Total deposits	1,603,203	1,577,345	1,537,116	1,455,423	1,430,394
Short-term borrowings	—	—	—	—	—
Long-term debt	15,000	15,000	17,000	22,000	31,999
Total shareholders’ equity	238,419	239,952	239,246	240,825	238,585
Equity to assets ratio	12.65%	12.92%	13.16%	13.79%	13.83%
Loans to deposits ratio	83.59%	83.54%	86.86%	89.28%	93.69%

Tangible common equity (TCE)	$177,501	$178,771	$177,805	179,127	176,624
Tangible common assets (TCA)	1,823,334	1,795,489	1,756,880	1,684,186	1,663,654
TCE/TCA	9.73%	9.96%	10.12%	10.64%	10.62%

Selected Average Balance Sheet Items
Cash and cash equivalents	$34,557	$45,414	$37,269	49,273	42,661	39,021	37,988
Debt and equity securities	356,214	312,596	260,147	218,816	197,788	310,004	195,033

Loans	$1,321,629	$1,328,760	$1,313,803	1,313,892	1,339,608	1,321,426	1,303,770
Less allowance for loan losses	5,567	5,678	5,715	5,920	5,250	5,653	4,730
Net loans	$1,316,062	$1,323,082	$1,308,088	1,307,972	1,334,358	1,315,773	1,299,040

Total earning assets	$1,688,589	$1,666,126	$1,589,582	1,561,392	1,558,886	1,648,461	1,516,967
Total assets	1,879,314	1,852,035	1,775,154	1,742,947	1,741,998	1,835,887	1,695,103
Total deposits	1,595,773	1,570,070	1,488,156	1,447,217	1,445,573	1,551,727	1,401,636
Short-term borrowings	1,320	716	342	—	—	796	497
Long-term debt	15,000	15,571	19,689	30,803	33,020	16,736	35,427
Total shareholders’ equity	240,976	241,651	241,517	239,881	238,990	241,379	235,225
Equity to assets ratio	12.82%	13.05%	13.61%	13.76%	13.72%	13.15%	13.88%
Loans to deposits ratio	82.82%	84.63%	88.28%	90.79%	92.67%	85.16%	93.02%

Asset Quality
Net charge-offs (recoveries)	$130	$12	$(3)	95	18	139	236
Other real estate owned	—	—	—	—	—	—	—

Non-accrual loans	2,629	3,338	3,365	3,718	4,110	2,629	4,110
Loans past due 90 days or more and still accruing	13	—	—	—	94	13	94
Total nonperforming loans	$2,642	$3,338	$3,365	3,718	4,204	2,642	4,204

Net charge-offs to average loans	0.04%	0.00%	0.00%	0.03%	0.01%	0.01%	0.02%
Allowance for loan losses to total loans	0.43%	0.43%	0.43%	0.44%	0.45%	0.43%	0.45%
Nonperforming loans to total loans	0.20%	0.25%	0.25%	0.29%	0.31%	0.20%	0.31%
Nonperforming assets to total assets	0.14%	0.18%	0.19%	0.21%	0.24%	0.14%	0.24%

Assets Under Management
LCNB Corp. total assets	$1,884,252	$1,856,670	$1,818,321	1,745,884	1,725,615
Trust and investments (fair value)	713,936	701,838	673,742	628,414	524,502
Mortgage loans serviced	140,147	126,924	127,290	137,188	120,546
Cash management	72,622	80,177	118,494	116,792	119,520
Brokerage accounts (fair value)	319,495	314,491	299,355	292,953	267,307
Total assets managed	$3,130,452	$3,080,100	3,037,202	2,921,231	2,757,490

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED CONDENSED BALANCE SHEETS

(Dollars in thousands)

	September 30, 2021 (Unaudited)	December 31, 2020
ASSETS:
Cash and due from banks	$20,796	17,383
Interest-bearing demand deposits	3,056	14,347
Total cash and cash equivalents	23,852	31,730
Investment securities:
Equity securities with a readily determinable fair value, at fair value	2,478	2,389
Equity securities without a readily determinable fair value, at cost	2,099	2,099
Debt securities, available-for-sale, at fair value	313,214	209,471
Debt securities, held-to-maturity, at cost	24,420	24,810
Federal Reserve Bank stock, at cost	4,652	4,652
Federal Home Loan Bank stock, at cost	5,203	5,203
Loans, net	1,334,331	1,293,693
Premises and equipment, net	35,154	35,376
Operating leases right of use asset	6,608	6,274
Goodwill	59,221	59,221
Core deposit and other intangibles	2,671	3,453
Bank owned life insurance	42,954	42,149
Interest receivable	8,624	8,337
Other assets	18,771	17,027
TOTAL ASSETS	$1,884,252	1,745,884

LIABILITIES:
Deposits:
Noninterest-bearing	$483,920	455,073
Interest-bearing	1,119,283	1,000,350
Total deposits	1,603,203	1,455,423
Long-term debt	15,000	22,000
Operating lease liabilities	6,693	6,371
Accrued interest and other liabilities	20,937	21,265
TOTAL LIABILITIES	1,645,833	1,505,059

COMMITMENTS AND CONTINGENT LIABILITIES	—	—

SHAREHOLDERS' EQUITY:
Preferred shares – no par value, authorized 1,000,000 shares, none outstanding	—	—
Common shares –no par value, authorized 19,000,000 shares; issued 14,207,735 and 14,163,904 shares at September 30, 2021 and December 31, 2020, respectively; outstanding 12,434,084 and 12,858,325 shares at September 30, 2021 and December 31, 2020, respectively	142,946	142,443
Retained earnings	123,167	115,058
Treasury shares at cost, 1,773,651 and 1,305,579 shares at September 30, 2021 and December 31, 2020, respectively	(28,590)	(20,719)
Accumulated other comprehensive income, net of taxes	896	4,043
TOTAL SHAREHOLDERS' EQUITY	238,419	240,825
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,884,252	1,745,884

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
INTEREST INCOME:
Interest and fees on loans	$13,729	14,379	42,372	44,428
Dividends on equity securities with a readily determinable fair value	12	13	38	40
Dividends on equity securities without a readily determinable fair value	5	5	16	33
Interest on debt securities, taxable	1,027	633	2,650	2,250
Interest on debt securities, non-taxable	214	249	656	788
Other investments	37	43	256	296
TOTAL INTEREST INCOME	15,024	15,322	45,988	47,835
INTEREST EXPENSE:
Interest on deposits	836	1,567	2,809	5,416
Interest on short-term borrowings	2	—	4	7
Interest on long-term debt	113	226	361	707
TOTAL INTEREST EXPENSE	951	1,793	3,174	6,130
NET INTEREST INCOME	14,073	13,529	42,814	41,705
PROVISION FOR LOAN LOSSES	306	976	239	2,165
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	13,767	12,553	42,575	39,540
NON-INTEREST INCOME:
Fiduciary income	1,695	1,275	4,959	3,579
Service charges and fees on deposit accounts	1,621	1,506	4,506	4,038
Net gains on sales of debt securities, available-for-sale	—	—	—	221
Bank owned life insurance income	269	275	805	1,163
Gains from sales of loans	366	999	560	1,436
Other operating income	155	223	1,055	999
TOTAL NON-INTEREST INCOME	4,106	4,278	11,885	11,436
NON-INTEREST EXPENSE:
Salaries and employee benefits	7,096	6,863	20,640	20,279
Equipment expenses	421	341	1,232	917
Occupancy expense, net	713	740	2,236	2,145
State financial institutions tax	437	424	1,318	1,280
Marketing	253	471	878	906
Amortization of intangibles	263	263	780	783
FDIC insurance premiums, net	129	112	365	142
Contracted services	655	435	1,818	1,312
Other non-interest expense	2,062	2,004	6,462	6,077
TOTAL NON-INTEREST EXPENSE	12,029	11,653	35,729	33,841
INCOME BEFORE INCOME TAXES	5,844	5,178	18,731	17,135
PROVISION FOR INCOME TAXES	1,027	928	3,384	2,802
NET INCOME	$4,817	4,250	15,347	14,333

Dividends declared per common share	$0.19	0.18	0.57	0.54
Earnings per common share:
Basic	0.39	0.33	1.21	1.11
Diluted	0.39	0.33	1.21	1.11
Weighted average common shares outstanding:
Basic	12,455,276	12,937,865	12,663,368	12,934,987
Diluted	12,455,276	12,937,901	12,663,378	12,935,388